Exhibit 10.12

Summary of the Purchase Agreement - 02/14/2019

Buyer	Tianjin Beroni
Seller	Beroni Japan
Term	From 02/14/2019
Summary

Tianjin Beroni agreed to purchase products from Beroni Japan

Products: ODD Beroni AGG Skin Rejuvenation and wrinkle care facial mask III

Quantity: 60,000 pieces @ 304.56 JPY

Total amount: 18,273,600 JPY

Tianjin Beroni agreed to pay 50% of total amount before 02/15, and pay the remaining amount 3 days before the factory passes the products quality inspection.

Payments	18,273,600 JPY (166,187.97 USD)
Other obligations/responsibilities	-
Date	02/14/2019

Tianjin Beroni made two payments on 02/15 and 03/28.

04/23/2019

Buyer	Tianjin Beroni
Seller	Beroni Japan
Term	From 04/23/2019
Summary

Tianjin Beroni agreed to purchase products from Beroni Japan

Products: ODD Beroni AGG serums

Quantity: 900,000 pieces @ 42 JPY

Total amount: 37,800,000 JPY

Tianjin Beroni agreed to pay 50% of total amount before 5/10, and pay the remaining amount 3 days before the factory passes the products quality inspection.

Payments	37,800,000 JPY (338,501.26 USD)
Other obligations/responsibilities	-
Date	04/23/2019

Tianjin Beroni made two payments on 5/14 and 05/30

11/01/2019

Buyer	Tianjin Beroni
Seller	Beroni Japan
Term	From 11/01/2019
Summary

Tianjin Beroni agreed to purchase products from Beroni Japan

Products: ODD Beroni AGG Skin Rejuvenation and wrinkle care facial mask III

Quantity: 60,000 pieces @ 225 JPY

Total amount: 13,500,000 JPY

Tianjin Beroni agreed to pay 30% of total amount in 3 business days, and pay the remaining amount 3 days before the factory passes the products quality inspection.

Payments	13,500,000 JPY (124,078.77 USD)
Other obligations/responsibilities	-
Date	11/01/2019

Tianjin Beroni made first payment on 11/05/2019